Exhibit (c)(19) Presentation to the Special Committee of the Board of Directors of OSLO Strictly Private & Confidential March 4, 2019Exhibit (c)(19) Presentation to the Special Committee of the Board of Directors of OSLO Strictly Private & Confidential March 4, 2019

GENERAL INFORMATION AND LIMITATIONS This presentation, and the oral or video presentation that supplements it, have been developed by and are proprietary to Sandler O'Neill & Partners, L.P. and were prepared exclusively for the benefit and internal use of the recipient. Neither the printed presentation nor the oral or video presentation that supplements it, nor any of their contents, may be reproduced, distributed or used for any other purpose without the prior written consent of Sandler O'Neill & Partners, L.P. The analyses contained herein rely upon information obtained from the recipient or from public sources, the accuracy of which has not been verified, and cannot be assured, by Sandler O'Neill & Partners, L.P. Moreover, many of the projections and financial analyses herein are based on estimated financial performance prepared by or in consultation with the recipient and are intended only to suggest estimated ranges of results. Finally, the printed presentation is incomplete without the oral or video presentation that supplements it. Sandler O’Neill & Partners, L.P. prohibits employees from offering, directly or indirectly, favorable research, a specific rating or a specific price target, or offering or threatening to change research, a rating or a price target to a company as consideration or inducement for the receipt of business or compensation. The Firm also prohibits research analysts from being compensated for their involvement in, or based upon, specific investment banking transactions. Sandler O'Neill & Partners, L.P. is a limited partnership, the sole general partner of which is Sandler O'Neill & Partners Corp., a New York corporation. Sandler O'Neill & Partners, L.P. is a registered broker-dealer and a member of the Financial Industry Regulatory Authority. Sandler O'Neill Mortgage Finance L.P. is an indirect subsidiary of Sandler O'Neill & Partners Corp. This material is protected under applicable copyright laws and does not carry any rights of publication or disclosure.GENERAL INFORMATION AND LIMITATIONS This presentation, and the oral or video presentation that supplements it, have been developed by and are proprietary to Sandler O'Neill & Partners, L.P. and were prepared exclusively for the benefit and internal use of the recipient. Neither the printed presentation nor the oral or video presentation that supplements it, nor any of their contents, may be reproduced, distributed or used for any other purpose without the prior written consent of Sandler O'Neill & Partners, L.P. The analyses contained herein rely upon information obtained from the recipient or from public sources, the accuracy of which has not been verified, and cannot be assured, by Sandler O'Neill & Partners, L.P. Moreover, many of the projections and financial analyses herein are based on estimated financial performance prepared by or in consultation with the recipient and are intended only to suggest estimated ranges of results. Finally, the printed presentation is incomplete without the oral or video presentation that supplements it. Sandler O’Neill & Partners, L.P. prohibits employees from offering, directly or indirectly, favorable research, a specific rating or a specific price target, or offering or threatening to change research, a rating or a price target to a company as consideration or inducement for the receipt of business or compensation. The Firm also prohibits research analysts from being compensated for their involvement in, or based upon, specific investment banking transactions. Sandler O'Neill & Partners, L.P. is a limited partnership, the sole general partner of which is Sandler O'Neill & Partners Corp., a New York corporation. Sandler O'Neill & Partners, L.P. is a registered broker-dealer and a member of the Financial Industry Regulatory Authority. Sandler O'Neill Mortgage Finance L.P. is an indirect subsidiary of Sandler O'Neill & Partners Corp. This material is protected under applicable copyright laws and does not carry any rights of publication or disclosure.

Table of Contents I. Transaction Overview II. Revised OSLO Projections III. Preliminary OSLO Financial Analyses IV. Proposed Future Liquidity for Management's/ Founders’ Retained Equity and Incentives V. AppendixTable of Contents I. Transaction Overview II. Revised OSLO Projections III. Preliminary OSLO Financial Analyses IV. Proposed Future Liquidity for Management's/ Founders’ Retained Equity and Incentives V. Appendix

I. Transaction OverviewI. Transaction Overview

Overview of Current Proposal
Overall Transaction

Transaction Structure	• BERLIN to acquire a ~62% economic interest in the OSLO operating entities in a series of transactions whereby BERLIN will acquire units as follows: – BERLIN will acquire all OSLO units held by the public in OSLO (~46%, or 71.7 million Class A units) – All units held by "Acorn" unitholders[1], owned through OSLO Holdings (~7%, or 11.4 million Class A unit equivalents) – A portion of Founders'/Management's units owned through OSLO Holdings (~9%, or 14.8 million Class A unit equivalents) • Through its acquisition of ~62% of the aggregate units of OSLO and OSLO Holdings, BERLIN will be entitled to a ~13% voting interest in the OSLO operating entities
Value per Unit to Class A	• $49.00 per unit
Cash/Stock Mix	• 50% cash / 50% BERLIN common stock – Unitholders can elect to receive up to $49.00 in cash or BERLIN common stock – Elections will be prorated to ensure that BERLIN is not obligated to pay more than 50% in either cash or BERLIN common stock – BERLIN may reallocate the cap on the portion paid in cash versus stock by up to 10% (i.e., up to 60% in either cash or stock) through the signing date
Aggregate Consideration	• $4.794 billion for all of the interests in the OSLO operating entities

Source: Term sheet (BERLIN Draft) dated 2/28/19
(1) Includes Acorn and Other Institutions (Acorn, PennSERS, Twigleaf, Mellon, Duda MLND Trust, Meyer, Murdock, Knight)

SANDLER O'NEILL + PARTNERS 4

Overview of Current Proposal
Acquisition of OSLO

Consideration for Publicly Held Units in OSLO	

Consideration for Publicly Held Units in OSLO

- $3.511 billion in the aggregate, or $49.00 per OSLO unit
- 50% Cash / 50% in shares of BERLIN common stock[(1)]
  - Aggregate cash of $1.755 billion
  - Aggregate BERLIN common stock of $1.755 billion
    - At signing, the exchange ratio will be determined so that the implied value of stock consideration for each OSLO unit will be initially equivalent to the cash consideration for each OSLO unit
    - OSLO publicly held unitholders would collectively own ~3.7% of BERLIN following the transaction based on BERLIN's 3/1/19 share price

Implied Premiums to OSLO Trading Price

- Premiums, using $49.00 value, based on dividend-adjusted unit price data as of 3/1/19[(2)]
  - Closing price: 14.0%
  - 5-day VWAP: 15.4%
  - 10-day VWAP: 15.3%
  - 30-day VWAP: 18.6%

Source: Term sheet (BERLIN Draft) dated 2/28/19

(1) Unitholders can elect to receive up to $49.00 in cash or BERLIN shares. Elections will be prorated to ensure that BERLIN is not obligated to pay more than 50% in either cash or BERLIN shares; BERLIN may reallocate the cap on the portion paid in cash versus shares by up to 10% (i.e., up to 60% in either cash or stock) through the signing date

(2) Source: FactSet

SANDLER O'NEILL + PARTNERS 5

Overview of Current Proposal

Acquisition of Acorn-Held Units in OSLO Holdings and Management's/Founders' Units

Consideration for Acorn[1] Held Units in OSLO Holdings	• $557 million in the aggregate, or $49.00 per OSLO unit • 50% Cash / 50% in shares of BERLIN common stock[2] – Aggregate cash of $279 million – Aggregate BERLIN common stock of $279 million ▪ At signing, the exchange ratio will be determined so that the implied value of stock consideration for each OSLO unit will be initially equivalent to the cash consideration for each OSLO unit ▪ Acorn unitholders would collectively own ~0.6% of BERLIN following the transaction based on BERLIN's 3/1/19 share price
Upfront Consideration for Management / Founder Held Units in OSLO Holdings	• $726 million in the aggregate, or $49.00 per OSLO unit • 50% Cash / 50% in shares of BERLIN common stock[2] – Aggregate cash of $363 million – Aggregate BERLIN common stock of $363 million ▪ At signing, the exchange ratio will be determined so that the implied value of stock consideration for each OSLO unit will be initially equivalent to the cash consideration for each OSLO unit ▪ 50% of BERLIN shares received will be subject to a 90 day lock-up following Closing ▪ Management/Founders would collectively own ~0.8% of BERLIN following the transaction based on BERLIN's 3/1/19 share price

Source: Term sheet (BERLIN Draft) dated 2/28/19

(1) Includes Acorn and Other Institutions (Acorn, PennSERS, Twigleaf, Mellon, Duda MLND Trust, Meyer, Murdock, Knight)

(2) Unitholders can elect to receive up to $49.00 in cash or BERLIN shares. Elections will be prorated to ensure that BERLIN is not obligated to pay more than 50% in either cash or BERLIN shares; BERLIN may reallocate the cap on the portion paid in cash versus shares by up to 10% (i.e., up to 60% in either cash or stock) through the signing date

SANDLER O'NEILL + PARTNERS 6

Overview of Current Proposal

Dividends and Treatment of OSLO Employees' Vested and Unvested OSLO Units

Dividends

- OSLO will be permitted to declare and pay a final dividend of $1.05 per OSLO unit (net of ~$0.06 payable pursuant to the tax receivable agreement) in respect of Q1 2019 (payable in Q2 2019)
- If Closing is delayed beyond 9/30/19, OSLO will be entitled to pay a quarterly dividend in respect of Q3 2019 (payable in Q4 2019) in an amount not to exceed the lesser of:
  - an amount per quarter per OSLO unit equal to, in the aggregate, 85% of distributable income of OSLO determined in the ordinary course of business and in accordance with the OSLO's Cash Distribution Policy described in OSLO's 10-K; and
  - $0.67 per quarter per OSLO unit

OSLO Employees' Vested and Unvested OSLO Units

- Certain OSLO units are held by OSLO employees under long-term compensation plans
  - To the extent vested, these units will be acquired as part of the initial transaction on the same basis as public unitholders
  - To the extent unvested, these units will be acquired upon vesting for the same consideration received in the initial transaction, with the same cash / stock mix as the initial transaction
    - Such unitholders will be entitled to receive their proportionate share of any BERLIN dividends paid after Closing through the date on which their units vest. BERLIN dividends paid on account of unvested OSLO units will be in an amount equal to dividends paid on the number of BERLIN units such unitholder would be entitled to receive in exchange for their outstanding unvested OSLO units based on the initial transaction price
    - Note that BERLIN is also open to the alternative of having these OSLO units participate in accordance with the future liquidity mechanism (see pages 26 and 27) upon vesting. This remains an open item which parties believe should be determined prior to announcement of the transaction and be incorporated in the definitive documents

Source: Term sheet (BERLIN Draft) dated 2/28/19

SANDLER O'NEILL + PARTNERS 7

Overview of Current Proposal Overview of Consideration ($Millions, except per unit data) OSLO Mgmt / Total Public Acorn Founders OSLO Units (mm) 157.1 71.7 11.4 74.1 % Acquired 62% 100% 100% 20% OSLO Units Acquired by BERLIN (mm) 97.8 71.7 11.4 14.8 % of Total OSLO Units 62% 46% 7% 9% (1) Consideration Breakdown Cash 50% 50% 50% 50% BERLIN Common Stock 50% 50% 50% 50% Total Consideration Cash Consideration $ 2 ,397 $ 1,755 $ 279 $ 363 BERLIN Common Stock Consideration 2,397 1,755 279 363 Total Consideration $ 4,794 $ 3,511 $ 557 $ 726 Value Per Unit $ 4 9.00 $ 4 9.00 $ 4 9.00 $ 4 9.00 (1) Unitholders can elect to receive up to $49.00 in cash or BERLIN shares. Elections will be prorated to ensure that BERLIN is not obligated to pay more than 50% in either cash or BERLIN shares; BERLIN may reallocate the cap on the portion paid in cash versus shares by up to 10% (i.e., up to 60% in either cash or stock) through the signing date 8Overview of Current Proposal Overview of Consideration ($Millions, except per unit data) OSLO Mgmt / Total Public Acorn Founders OSLO Units (mm) 157.1 71.7 11.4 74.1 % Acquired 62% 100% 100% 20% OSLO Units Acquired by BERLIN (mm) 97.8 71.7 11.4 14.8 % of Total OSLO Units 62% 46% 7% 9% (1) Consideration Breakdown Cash 50% 50% 50% 50% BERLIN Common Stock 50% 50% 50% 50% Total Consideration Cash Consideration $ 2 ,397 $ 1,755 $ 279 $ 363 BERLIN Common Stock Consideration 2,397 1,755 279 363 Total Consideration $ 4,794 $ 3,511 $ 557 $ 726 Value Per Unit $ 4 9.00 $ 4 9.00 $ 4 9.00 $ 4 9.00 (1) Unitholders can elect to receive up to $49.00 in cash or BERLIN shares. Elections will be prorated to ensure that BERLIN is not obligated to pay more than 50% in either cash or BERLIN shares; BERLIN may reallocate the cap on the portion paid in cash versus shares by up to 10% (i.e., up to 60% in either cash or stock) through the signing date 8

II. Revised OSLO ProjectionsII. Revised OSLO Projections

Comparison of OSLO Projections

December 2018 5-Year Plan and March 2019 5-Year Plan

AUM[(1)] ($B)


$250
$200
$150
$100
$50
$-
2018-2023 CAGRs
Dec 18 Plan: 9%
Mar 19 Plan: 10%
Dec 18 Plan
Mar 19 Plan
$125 $120
$132 $125
$142 $138
$157 $155
$175 $173
$195 $193
2018
2019P
2020P
2021P
2022P
2023P
% Change (4%) (5%) (2%) (2%) (1%) (1%)

Fee Related Earnings, Net of Equity Based Comp ($M)


$500
$400
$300
$200
$100
$-
2018-2023 CAGRs
Dec 18 Plan: 23%
Mar 19 Plan: 21%
Dec 18 Plan
Mar 19 Plan
$167 $171
$217 $190
$281 $264
$261 $259
$394 $343
$469 $449
2018
2019P
2020P
2021P
2022P
2023P
% Change 2% (12%) (6%) (1%) (13%) (4%)

Incentives Created, Net ($M)


$700
$600
$500
$400
$300
$200
$100
$-
2018-2023 CAGRs
Dec 18 Plan: 21%
Mar 19 Plan: 31%
Dec 18 Plan
Mar 19 Plan
$236 $148
$311 $326
$365 $381
$454 $465
$539 $534
$602 $582
2018
2019P
2020P
2021P
2022P
2023P
% Change (37%) 5% 4% 2% (1%) (3%)

Economic Net Income ($M)


$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
2018-2023 CAGRs
Dec 18 Plan: 20%
Mar 19 Plan: 28%
Dec 18 Plan
Mar 19 Plan
$535 $365
$711 $707
$839 $840
$927 $938
$1,158 $1,104
$1,314 $1,272
2018
2019P
2020P
2021P
2022P
2023P
% Change (32%) (1%) 0% 1% (5%) (3%)

Source: OSLO December 2018 and March 2019 5-year Financial Projections

(1) Includes OSLO's pro-rata portion of AUM managed by DUBLIN

SANDLER O'NEILL + PARTNERS 10

Comparison of OSLO Projections (cont'd)

December 2018 5-Year Plan and March 2019 5-Year Plan

Distributable Earnings ($M)



2018-2023 CAGRs
Dec 18 Plan: 8%
Mar 19 Plan: 10%
Dec 18 Plan
Mar 19 Plan
$1,200
$1,000
$800
$600
$400
$200
$-
$628 $613
$709 $678
$705 $551
$703 $643
$770 $786
$943 $994
2018
2019P
2020P
2021P
2022P
2023P

% Change	*(2%)*	*(4%)*	*(22%)*	*(9%)*	*2%*	*5%*

Distributable Earnings Per Class A Unit ($)



2018-2023 CAGRs
Dec 18 Plan: 7%
Mar 19 Plan: 8%
Dec 18 Plan
Mar 19 Plan
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$3.70 $3.61
$4.14 $4.06
$4.07 $3.20
$3.97 $3.70
$4.25 $4.47
$5.14 $5.37
2018
2019P
2020P
2021P
2022P
2023P

% Change	*(2%)*	*(2%)*	*(21%)*	*(7%)*	*5%*	*5%*

Adjusted Net Income ($M)



2018-2023 CAGRs
Dec 18 Plan: 12%
Mar 19 Plan: 16%
Dec 18 Plan
Mar 19 Plan
$1,200
$1,000
$800
$600
$400
$200
$-
$566 $474
$738 $723
$741 $573
$715 $672
$808 $785
$1,000 $1,007
2018
2019P
2020P
2021P
2022P
2023P

% Change	*(16%)*	*(2%)*	*(23%)*	*(6%)*	*(3%)*	*1%*

Equity Based Compensation ($M)



2018-2023 CAGRs
Dec 18 Plan: 5%
Mar 19 Plan: 8%
Dec 18 Plan
Mar 19 Plan
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
$56 $57
$59 $65
$61 $72
$62 $76
$64 $82
$70 $83
2018
2019P
2020P
2021P
2022P
2023P

% Change	*2%*	*10%*	*17%*	*22%*	*27%*	*18%*

Source: OSLO December 2018 and March 2019 5-year Financial Projections

SANDLER O'NEILL + PARTNERS 11

Comparison of OSLO Projections (cont'd)

December 2018 5-Year Plan and March 2019 5-Year Plan

FRE & Other (Distributable Earnings) ($M)



$600
$500
$400
$300
$200
$100
$-
2018-2023 CAGRs
Dec 18 Plan: 21%
Mar 19 Plan: 21%
Dec 18 Plan
Mar 19 Plan
$204 $205
$260 $238
$336 $329
$323 $331
$455 $422
$537 $531
2018
2019P
2020P
2021P
2022P
2023P
% Change 1% (8%) (2%) 2% (7%) (1%)

Incentive Income, Net (Distributable Earnings) ($M)



$600
$500
$400
$300
$200
$100
$-
2018-2023 CAGRs
Dec 18 Plan: 2%
Mar 19 Plan: 4%
Dec 18 Plan
Mar 19 Plan
$267 $257
$338 $342
$268 $115
$243 $199
$189 $215
$288 $318
2018
2019P
2020P
2021P
2022P
2023P
% Change (4%) 1% (57%) (18%) 14% 10%

G.P. Income Distributions (Distributable Earnings) ($M)



$600
$500
$400
$300
$200
$100
$-
2018-2023 CAGRs
Dec 18 Plan: (6%)
Mar 19 Plan: (1%)
Dec 18 Plan
Mar 19 Plan
$157 $150
$112 $99
$101 $107
$137 $113
$126 $149
$118 $145
2018
2019P
2020P
2021P
2022P
2023P
% Change (4%) (12%) 6% (18%) 19% 23%

Pro-Forma Distributable Earnings – Class A ($M)(1)



$400
$350
$300
$250
$200
$150
$100
$50
$-
2019-2023 CAGRs
Dec 18 Plan: 5%
Mar 19 Plan: 10%
Dec 18 Plan
Mar 19 Plan
$278 $252
$266 $193
$263 $233
$276 $286
$342 $363
2019
2020P
2021P
2022P
2023P
% Change (9%) (28%) (11%) 3% 6%

Source: OSLO December 2018 and March 2019 5-year Financial Projections

(1) Reflects distributable earnings attributable to the Class A unitholders less certain expenses attributable to the Class A units

SANDLER O'NEILL + PARTNERS 12

III. Preliminary OSLO Financial AnalysesIII. Preliminary OSLO Financial Analyses

Summary of Preliminary Analyses

Preliminary Financial Analyses Summary – Implied Equity Value Per Unit


$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
Implied Equity Value Per Unit
Implied Median
Implied Mean
$51.00
$43.00
$40.61
$28.72
$40.39
$23.56
$48.20
$40.23
$56.77
$37.65
$60.78
$34.13
$63.95
$32.92
$48.22
$21.18
$52.19
$19.19
$56.08
$46.91
$59.60
$48.76
$53.72
$43.78
$53.02
$44.40
$49.00 (Current Offer)
$42.97 (3/1 Close)

Public Research	Comparable Companies Analysis[1]		Sum of the Parts Analysis	DCF Analysis			Precedent Transactions Analysis[1]		Premiums Paid Analysis (Transaction Values of $2B - $5B)		Premiums Paid Analysis (Acquisition of Minority Stakes)	
Analyst Price Targets	P / 2019E DE Per Share	P / 2020E DE Per Share	'19 FRE Multiple: 14x-18x	Exit Multiple: 10x-14x	% Achievement of PF DE Class A Forecast: 80%-120%		TEV / LTM EBITDA	TEV / LTM Revenue	1 Day Prior	1 Month Prior	1 Day Prior	1 Month Prior
			'19 Incentive Multiple: 6x-8x	Discount Rate: 10%-14%	Discount Rate: 10%-14%[2]	Exit Multiple: 10x-14x[3]			25th to 75th Percentile			

(1) Reflects high to low ranges of comparable companies and precedent transactions; subject to further review
(2) Reflects terminal multiple of 12.0x
(3) Reflects discount rate of 11.6%

SANDLER O'NEILL + PARTNERS 14

Multiples Analysis ($Millions, except price per unit) 3/1/19 Offer Closing Price Price $ 4 2.97 $ 49.00 (1) Implied Premium To Unit Price as of 3/1/19 $ 42.97 0.0% 14.0% To 5-Day VWAP $ 42.48 1.2% 15.4% To 10-Day VWAP $ 42.50 1.1% 15.3% To 30-Day VWAP $ 41.30 4.0% 18.6% Enterprise Value Calculation Class A and Class B Units Outstanding (mm) 157.1 1 57.1 Implied Equity Value $ 6,751 $ 7,698 Plus: Debt (as of 12/31/18) $ 746 $ 746 Plus: Preferred Stock (as of 12/31/18) 401 401 Less: Cash & U.S. Treasury and Other Securities (as of 12/31/18) (1,007) (1,007) Implied Total Enterprise Value (EV) $ 6 ,890 $ 7 ,837 (2) Implied Multiples Price / 2018A Distributable Earnings per Class A Unit $ 3.61 11.9x 13.6x Price / 2019E Distributable Earnings per Class A Unit $ 3.40 12.6x 14.4x Price / 2020E Distributable Earnings per Class A Unit $ 3.82 11.2x 12.8x Price / 2018A ANI per Class A Unit $ 2.63 16.3x 18.6x Price / 2019E ANI per Class A Unit $ 3.22 13.3x 15.2x Price / 2020E ANI per Class A Unit $ 3.47 12.4x 14.1x EV / 2018A Distributable Earnings Revenue $ 1,436 4.8x 5.5x EV / 2018A Adjusted Revenue $ 1,335 5.2x 5.9x EV / 2019E Adjusted Revenue $ 1,557 4.4x 5.0x EV / 2020E Adjusted Revenue $ 1,655 4.2x 4.7x EV / AUM (as of 12/31/18) $ 119,560 5.8% 6.6% Source: FactSet (1) Unit prices are dividend-adjusted; VWAPs are based on number of trading days (2) Multiples reflect median consensus estimates for Distributable Earnings per Unit, ANI per Unit, and Adjusted Revenue 15Multiples Analysis ($Millions, except price per unit) 3/1/19 Offer Closing Price Price $ 4 2.97 $ 49.00 (1) Implied Premium To Unit Price as of 3/1/19 $ 42.97 0.0% 14.0% To 5-Day VWAP $ 42.48 1.2% 15.4% To 10-Day VWAP $ 42.50 1.1% 15.3% To 30-Day VWAP $ 41.30 4.0% 18.6% Enterprise Value Calculation Class A and Class B Units Outstanding (mm) 157.1 1 57.1 Implied Equity Value $ 6,751 $ 7,698 Plus: Debt (as of 12/31/18) $ 746 $ 746 Plus: Preferred Stock (as of 12/31/18) 401 401 Less: Cash & U.S. Treasury and Other Securities (as of 12/31/18) (1,007) (1,007) Implied Total Enterprise Value (EV) $ 6 ,890 $ 7 ,837 (2) Implied Multiples Price / 2018A Distributable Earnings per Class A Unit $ 3.61 11.9x 13.6x Price / 2019E Distributable Earnings per Class A Unit $ 3.40 12.6x 14.4x Price / 2020E Distributable Earnings per Class A Unit $ 3.82 11.2x 12.8x Price / 2018A ANI per Class A Unit $ 2.63 16.3x 18.6x Price / 2019E ANI per Class A Unit $ 3.22 13.3x 15.2x Price / 2020E ANI per Class A Unit $ 3.47 12.4x 14.1x EV / 2018A Distributable Earnings Revenue $ 1,436 4.8x 5.5x EV / 2018A Adjusted Revenue $ 1,335 5.2x 5.9x EV / 2019E Adjusted Revenue $ 1,557 4.4x 5.0x EV / 2020E Adjusted Revenue $ 1,655 4.2x 4.7x EV / AUM (as of 12/31/18) $ 119,560 5.8% 6.6% Source: FactSet (1) Unit prices are dividend-adjusted; VWAPs are based on number of trading days (2) Multiples reflect median consensus estimates for Distributable Earnings per Unit, ANI per Unit, and Adjusted Revenue 15

OSLO Unit Price Performance As of 3/1/19 One-Year Adjusted Unit Price Performance $50.00 $48.00 $46.00 $44.00 $42.97 11% $42.00 $40.00 $38.00 $36.00 $34.00 $32.00 $30.00 Mar-18 Apr-18 Jun-18 Aug-18 Sep-18 Nov-18 Jan-19 Mar-19 Three-Year Adjusted Unit Price Performance $50.00 $48.00 $46.00 $44.00 $42.97 13% $42.00 $40.00 $38.00 $36.00 $34.00 $32.00 $30.00 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Note: Unit prices are presented on a dividend-adjusted basis Source: FactSet 16 Adjusted Unit Price Adjusted Unit PriceOSLO Unit Price Performance As of 3/1/19 One-Year Adjusted Unit Price Performance $50.00 $48.00 $46.00 $44.00 $42.97 11% $42.00 $40.00 $38.00 $36.00 $34.00 $32.00 $30.00 Mar-18 Apr-18 Jun-18 Aug-18 Sep-18 Nov-18 Jan-19 Mar-19 Three-Year Adjusted Unit Price Performance $50.00 $48.00 $46.00 $44.00 $42.97 13% $42.00 $40.00 $38.00 $36.00 $34.00 $32.00 $30.00 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Note: Unit prices are presented on a dividend-adjusted basis Source: FactSet 16 Adjusted Unit Price Adjusted Unit Price

OSLO Analyst Estimates OSLO Analyst Recommendations and Price Targets ($Millions, except per unit data) As of Current Current Adjusted Revenue ANI / Unit DE / Unit Dividend Date Rating Price Target 2019E 2020E 2019E 2020E 2019E 2020E Autonomous 2/5/19 Hold $ 4 4.00 n/a n/a n/a n/a n/a n/a Bank of America Merrill Lynch 2/5/19 Hold 44.00 1,573 1,680 3.51 3.94 3.47 4.18 Credit Suisse 2/5/19 Hold 43.00 1 ,405 1 ,533 2.46 2 .93 3.31 3.80 Deutsche Bank 2/14/19 Hold 43.00 1,352 1,059 2.71 1.87 3.26 2.30 Goldman Sachs 2/6/19 Hold 43.00 1,642 1,655 3.81 4 .07 3.73 4.01 Jefferies 2/8/19 Hold 4 3.00 1,481 1,535 n/a n/a 3.60 3.84 JP Morgan 2/6/19 Hold 5 1.00 1 ,618 1,685 3.31 3.56 3 .26 3.43 Keefe, Bruyette & Woods 2/5/19 Hold 4 5.00 1,557 1 ,681 2.99 3.40 3.40 3.81 Morgan Stanley 2/11/19 Buy 49.00 1 ,648 1 ,637 3.37 3.21 3.41 3.38 Oppenheimer 2/5/19 Hold n/a n/a n/a 3.22 3.47 3 .66 3.89 Wells Fargo 2/5/19 Hold 4 4.00 1,512 1 ,672 2.95 3.65 3.27 4 .06 High $ 5 1.00 $ 1 ,648 $ 1 ,685 $ 3.81 $ 4.07 $ 3.73 $ 4.18 Low $ 43.00 $ 1,352 $ 1 ,059 $ 2.46 $ 1.87 $ 3.26 $ 2.30 Mean $ 4 4.90 $ 1,532 $ 1,571 $ 3.15 $ 3.35 $ 3.44 $ 3.67 Median $ 4 4.00 $ 1 ,557 $ 1 ,655 $ 3.22 $ 3.47 $ 3.40 $ 3.82 $ 42.97 OSLO (3/1/19 closing price) Source: Analyst research reports, Company materials, FactSet 17OSLO Analyst Estimates OSLO Analyst Recommendations and Price Targets ($Millions, except per unit data) As of Current Current Adjusted Revenue ANI / Unit DE / Unit Dividend Date Rating Price Target 2019E 2020E 2019E 2020E 2019E 2020E Autonomous 2/5/19 Hold $ 4 4.00 n/a n/a n/a n/a n/a n/a Bank of America Merrill Lynch 2/5/19 Hold 44.00 1,573 1,680 3.51 3.94 3.47 4.18 Credit Suisse 2/5/19 Hold 43.00 1 ,405 1 ,533 2.46 2 .93 3.31 3.80 Deutsche Bank 2/14/19 Hold 43.00 1,352 1,059 2.71 1.87 3.26 2.30 Goldman Sachs 2/6/19 Hold 43.00 1,642 1,655 3.81 4 .07 3.73 4.01 Jefferies 2/8/19 Hold 4 3.00 1,481 1,535 n/a n/a 3.60 3.84 JP Morgan 2/6/19 Hold 5 1.00 1 ,618 1,685 3.31 3.56 3 .26 3.43 Keefe, Bruyette & Woods 2/5/19 Hold 4 5.00 1,557 1 ,681 2.99 3.40 3.40 3.81 Morgan Stanley 2/11/19 Buy 49.00 1 ,648 1 ,637 3.37 3.21 3.41 3.38 Oppenheimer 2/5/19 Hold n/a n/a n/a 3.22 3.47 3 .66 3.89 Wells Fargo 2/5/19 Hold 4 4.00 1,512 1 ,672 2.95 3.65 3.27 4 .06 High $ 5 1.00 $ 1 ,648 $ 1 ,685 $ 3.81 $ 4.07 $ 3.73 $ 4.18 Low $ 43.00 $ 1,352 $ 1 ,059 $ 2.46 $ 1.87 $ 3.26 $ 2.30 Mean $ 4 4.90 $ 1,532 $ 1,571 $ 3.15 $ 3.35 $ 3.44 $ 3.67 Median $ 4 4.00 $ 1 ,557 $ 1 ,655 $ 3.22 $ 3.47 $ 3.40 $ 3.82 $ 42.97 OSLO (3/1/19 closing price) Source: Analyst research reports, Company materials, FactSet 17

OSLO Comparable Companies Analysis As of 3/1/19 • Each of the three U.S. based alternative asset managers companies below report distributable earnings as their primary Non-GAAP earnings metric, consistent with OSLO – For illustrative purposes, we have also shown below those U.S. based alternative asset managers that report Non-GAAP earnings using a metric other than distributable earnings as their primary basis ($Millions, except per share data) Fully Total Enterprise Value / Price / Enterprise Closing Diluted Enterprise Revenue DE Per Share Value / Company Name Ticker Price Market Cap Value AUM 2019E 2020E 2019E 2020E AUM Blackstone Group L.P. BX $ 33.54 $ 4 0,312 $ 4 1,857 $ 472,242 6.0x 5.4x 12.5x 10.2x 8.9% Carlyle Group L.P. CG 17.84 6,064 6 ,985 216,470 2.9x 2.4x 8.9x 6.8x 3.2% KKR & Co. Inc. KKR 22.56 18,765 19,156 194,720 5.3x 4.7x 12.6x 11.6x 9.8% OSLO $ 4 2.97 $ 6 ,751 $ 6,890 $ 1 19,560 4.4x 4.2x 12.6x 11.2x 5.8% Implied Equity Value per Unit High $ 58.54 $ 55.59 $ 40.61 $ 40.39 $ 73.98 Low $ 27.97 $ 24.54 $ 28.72 $ 23.56 $ 23.67 Mean $ 46.04 $ 42.90 $ 36.54 $ 33.14 $ 54.74 Price / Fully Total Enterprise Value / Enterprise (1) Closing Diluted Enterprise Revenue Value / Non-GAAP EPS Company Name Ticker Price Market Cap Value AUM 2019E 2020E 2019E 2020E AUM Apollo Global Management, LLC APO $ 29.24 $ 1 1,827 $ 1 2,578 $ 2 80,259 4.9x 4.5x 10.1x 9.6x 4.5% Ares Management Corporation ARES 2 3.40 5 ,179 5,706 1 30,700 4.6x 3.9x 15.0x 12.4x 4.4% Hamilton Lane Inc. HLNE 4 6.97 2 ,355 2,406 59,000 8.4x 7.6x 22.7x 21.7x 4.1% Och-Ziff Capital Management Group OZM 1 2.89 634 1,314 32,995 2.2x 2.1x 3.6x 3.3x 4.0% Notes: Fully Diluted Market Cap is calculated as closing stock price times fully diluted shares (total common shares outstanding, plus any assumed exchangeable units or other ownership converted to common stock, plus the amount of any other in-the-money instruments which are convertible to common stock, such as stock options/awards, restricted stock and non-voting participating preferred stock); Enterprise Value is equal to Fully Diluted Market Cap, less cash & equivalents (including marketable securities), plus total debt, plus preferreds; estimates are based on analyst median consensus calendar year estimates Source: FactSet, public filings, S&P Global Market Intelligence (1) The primary earnings reporting basis for APO and ARES is Economic Net Income; for HLNE the primary earnings reporting basis is Adjusted Net Income, and for OZM it is Economic Income 18OSLO Comparable Companies Analysis As of 3/1/19 • Each of the three U.S. based alternative asset managers companies below report distributable earnings as their primary Non-GAAP earnings metric, consistent with OSLO – For illustrative purposes, we have also shown below those U.S. based alternative asset managers that report Non-GAAP earnings using a metric other than distributable earnings as their primary basis ($Millions, except per share data) Fully Total Enterprise Value / Price / Enterprise Closing Diluted Enterprise Revenue DE Per Share Value / Company Name Ticker Price Market Cap Value AUM 2019E 2020E 2019E 2020E AUM Blackstone Group L.P. BX $ 33.54 $ 4 0,312 $ 4 1,857 $ 472,242 6.0x 5.4x 12.5x 10.2x 8.9% Carlyle Group L.P. CG 17.84 6,064 6 ,985 216,470 2.9x 2.4x 8.9x 6.8x 3.2% KKR & Co. Inc. KKR 22.56 18,765 19,156 194,720 5.3x 4.7x 12.6x 11.6x 9.8% OSLO $ 4 2.97 $ 6 ,751 $ 6,890 $ 1 19,560 4.4x 4.2x 12.6x 11.2x 5.8% Implied Equity Value per Unit High $ 58.54 $ 55.59 $ 40.61 $ 40.39 $ 73.98 Low $ 27.97 $ 24.54 $ 28.72 $ 23.56 $ 23.67 Mean $ 46.04 $ 42.90 $ 36.54 $ 33.14 $ 54.74 Price / Fully Total Enterprise Value / Enterprise (1) Closing Diluted Enterprise Revenue Value / Non-GAAP EPS Company Name Ticker Price Market Cap Value AUM 2019E 2020E 2019E 2020E AUM Apollo Global Management, LLC APO $ 29.24 $ 1 1,827 $ 1 2,578 $ 2 80,259 4.9x 4.5x 10.1x 9.6x 4.5% Ares Management Corporation ARES 2 3.40 5 ,179 5,706 1 30,700 4.6x 3.9x 15.0x 12.4x 4.4% Hamilton Lane Inc. HLNE 4 6.97 2 ,355 2,406 59,000 8.4x 7.6x 22.7x 21.7x 4.1% Och-Ziff Capital Management Group OZM 1 2.89 634 1,314 32,995 2.2x 2.1x 3.6x 3.3x 4.0% Notes: Fully Diluted Market Cap is calculated as closing stock price times fully diluted shares (total common shares outstanding, plus any assumed exchangeable units or other ownership converted to common stock, plus the amount of any other in-the-money instruments which are convertible to common stock, such as stock options/awards, restricted stock and non-voting participating preferred stock); Enterprise Value is equal to Fully Diluted Market Cap, less cash & equivalents (including marketable securities), plus total debt, plus preferreds; estimates are based on analyst median consensus calendar year estimates Source: FactSet, public filings, S&P Global Market Intelligence (1) The primary earnings reporting basis for APO and ARES is Economic Net Income; for HLNE the primary earnings reporting basis is Adjusted Net Income, and for OZM it is Economic Income 18

OSLO Sum of the Parts Analysis Economic Net Income Basis ($Millions) Value 2019P Multiple of Fees Fee Related Earnings Fee related earnings, less equity based compensation $ 189.7 Less: Portion attributable to OCGH non- controlling interest (103.2) Less: Non-Operating Group income / (expense) (1.0) Less: Income taxes - Class A (12.0) Fee related earnings, net - Class A $ 73.5 16.0x $ 1,176.2 Incentives Created, Net Incentives created, net $ 3 25.9 Less: Portion attributable to OCGH non- controlling interest (177.3) Less: Income taxes - Class A (10.4) Incentives created, net - Class A $ 138.2 7.0x $ 967.6 Sub-Total $ 2 11.7 $ 2,143.8 (1) Add: NAV of Balance Sheet (as of 12/31/18) 9 83.4 Add: Deferred Tax Assets (as of 12/31/18) 229.1 Less: Due to Affiliates (TRA) (as of 12/31/18) (188.4) Total Value $ 3,168.0 Class A Units (mm) 71.7 Value Per Class A Unit $ 44.21 3/1/19 OSLO Unit Price $ 42.97 Value Per Class A Unit Sensitivity Fee Related Earnings (FRE) Multiple 14.0x 15.0x 16.0x 17.0x 18.0x 6.0x $ 40.23 $ 41.26 $ 42.29 $ 43.31 $ 44.34 6.5x $ 41.20 $ 42.22 $ 43.25 $ 44.28 $ 45.30 7.0x $ 42.16 $ 43.19 $ 44.21 $ 45.24 $ 46.27 7.5x $ 43.13 $ 44.15 $ 45.18 $ 46.21 $ 47.23 8.0x $ 44.09 $ 45.12 $ 46.14 $ 47.17 $ 48.20 Source: OSLO March 2019 5-Year Plan, as provided by OSLO management; public filings Note: Multiple ranges based on methodologies utilized in published analyst research reports and Sandler O'Neill's professional judgement (1) NAV of Balance Sheet is equal to Class A Unitholders’ proportionate share of principal investments ($1,771M, less $43M DoubleLine carrying value), plus tax-affected accrued net carry ($812M, less taxes of 7%, less 25% risk discount), less debt obligations ($746M), less preferred ($401M), plus cash & cash equivalents ($461M) and U.S. Treasury and other securities ($547M) 19 Incentive Income MultipleOSLO Sum of the Parts Analysis Economic Net Income Basis ($Millions) Value 2019P Multiple of Fees Fee Related Earnings Fee related earnings, less equity based compensation $ 189.7 Less: Portion attributable to OCGH non- controlling interest (103.2) Less: Non-Operating Group income / (expense) (1.0) Less: Income taxes - Class A (12.0) Fee related earnings, net - Class A $ 73.5 16.0x $ 1,176.2 Incentives Created, Net Incentives created, net $ 3 25.9 Less: Portion attributable to OCGH non- controlling interest (177.3) Less: Income taxes - Class A (10.4) Incentives created, net - Class A $ 138.2 7.0x $ 967.6 Sub-Total $ 2 11.7 $ 2,143.8 (1) Add: NAV of Balance Sheet (as of 12/31/18) 9 83.4 Add: Deferred Tax Assets (as of 12/31/18) 229.1 Less: Due to Affiliates (TRA) (as of 12/31/18) (188.4) Total Value $ 3,168.0 Class A Units (mm) 71.7 Value Per Class A Unit $ 44.21 3/1/19 OSLO Unit Price $ 42.97 Value Per Class A Unit Sensitivity Fee Related Earnings (FRE) Multiple 14.0x 15.0x 16.0x 17.0x 18.0x 6.0x $ 40.23 $ 41.26 $ 42.29 $ 43.31 $ 44.34 6.5x $ 41.20 $ 42.22 $ 43.25 $ 44.28 $ 45.30 7.0x $ 42.16 $ 43.19 $ 44.21 $ 45.24 $ 46.27 7.5x $ 43.13 $ 44.15 $ 45.18 $ 46.21 $ 47.23 8.0x $ 44.09 $ 45.12 $ 46.14 $ 47.17 $ 48.20 Source: OSLO March 2019 5-Year Plan, as provided by OSLO management; public filings Note: Multiple ranges based on methodologies utilized in published analyst research reports and Sandler O'Neill's professional judgement (1) NAV of Balance Sheet is equal to Class A Unitholders’ proportionate share of principal investments ($1,771M, less $43M DoubleLine carrying value), plus tax-affected accrued net carry ($812M, less taxes of 7%, less 25% risk discount), less debt obligations ($746M), less preferred ($401M), plus cash & cash equivalents ($461M) and U.S. Treasury and other securities ($547M) 19 Incentive Income Multiple

OSLO Discounted Cash Flow Analysis Distributable Earnings Basis (1) Assumptions Discount Rate Discount Date 12/31/18 Risk Free Rate 3.5% Discount Rate 11.6% Plus: Size Premium 0.9% Terminal Multiple 12.0x Plus: Equity Risk Premium 5.5% Plus: Industry Premium 1.7% Discount Rate 11.6% ($Millions) 12/31/18 2019P 2020P 2021P 2022P 2023P Fee related earnings and other $ - $ 238.2 $ 329.0 $ 331.0 $ 421.8 $ 530.7 Incentive income, net 3 41.7 1 14.7 198.9 215.3 3 17.9 G.P. income distributions 98.6 1 06.9 1 12.8 149.1 1 45.4 Distributable earnings $ - $ 678.5 $ 550.5 $ 642.7 $ 786.2 $ 994.1 Distributable earnings attributable to OCGH non-controlling interest (369.0) (299.5) (349.6) (427.6) (540.7) Cash replacement for equity based compensation (50.6) (40.2) (42.6) (45.1) (47.8) Interest expense / (income) (0.8) (0.5) (1.4) (2.0) (2.8) Non-Operating Group income / (expense) (1.0) (1.0) (1.0) (1.0) (1.0) (2) Distributable earnings - Class A income taxes 10.2 (0.9) 0.9 (8.8) (23.7) Tax receivable agreement payments (15.3) (15.8) (16.4) (16.0) (14.6) Pro-forma distributable earnings - Class A $ 251.9 $ 192.8 $ 232.6 $ 285.7 $ 363.4 Add: Depreciation and amortization 4.6 4.7 4.8 4.8 5.1 Less: Changes in net working capital (0.8) (2.3) (2.9) 0.8 0.5 Less: Capital expenditures (6.0) (6.3) (6.6) (6.9) (7.3) Unlevered free cash flow - Class A $ - $ 249.6 $ 188.9 $ 228.0 $ 284.4 $ 361.7 Terminal Value $ - $ - $ - $ - $ - $ 4,360.8 Equity Value Value Per Class A Unit Sensitivity PV of Unlevered Free Cash Flows $ 931 Terminal Multiple PV of Terminal Value 2,518 10.0x 11.0x 12.0x 13.0x 14.0x Enterprise Value $ 3,450 10.0% $ 44.18 $ 47.33 $ 50.47 $ 53.62 $ 56.77 Class A Units (mm) 71.7 11.0% $ 42.42 $ 45.43 $ 48.44 $ 51.44 $ 54.45 Enterprise Value Per Unit $ 48.15 12.0% $ 40.75 $ 43.62 $ 46.50 $ 49.38 $ 52.25 (3) Net Debt (as of 12/31/18) (0.89) 13.0% $ 39.16 $ 41.91 $ 44.66 $ 47.41 $ 50.16 Value per Class A Unit $ 47.26 14.0% $ 37.65 $ 40.28 $ 42.91 $ 45.55 $ 48.18 3/1/19 OSLO Unit Price $ 42.97 Source: OSLO March 2019 5-Year Plan, as provided by OSLO management; public filings (1) Risk Free Rate, Size Premium, Equity Risk Premium, and Industry Premium sourced from Duff & Phelps Cost of Capital Navigator (2) In years where there are negative taxes, the amounts would not be a source of cash, but would instead create a tax shield for the subsequent year (3) Net Debt is equal to Class A unitholders’ proportionate share of debt obligations ($746M), plus preferred ($401M), less cash & cash equivalents ($461M) and U.S. Treasury and other securities ($547M) 20 Discount RateOSLO Discounted Cash Flow Analysis Distributable Earnings Basis (1) Assumptions Discount Rate Discount Date 12/31/18 Risk Free Rate 3.5% Discount Rate 11.6% Plus: Size Premium 0.9% Terminal Multiple 12.0x Plus: Equity Risk Premium 5.5% Plus: Industry Premium 1.7% Discount Rate 11.6% ($Millions) 12/31/18 2019P 2020P 2021P 2022P 2023P Fee related earnings and other $ - $ 238.2 $ 329.0 $ 331.0 $ 421.8 $ 530.7 Incentive income, net 3 41.7 1 14.7 198.9 215.3 3 17.9 G.P. income distributions 98.6 1 06.9 1 12.8 149.1 1 45.4 Distributable earnings $ - $ 678.5 $ 550.5 $ 642.7 $ 786.2 $ 994.1 Distributable earnings attributable to OCGH non-controlling interest (369.0) (299.5) (349.6) (427.6) (540.7) Cash replacement for equity based compensation (50.6) (40.2) (42.6) (45.1) (47.8) Interest expense / (income) (0.8) (0.5) (1.4) (2.0) (2.8) Non-Operating Group income / (expense) (1.0) (1.0) (1.0) (1.0) (1.0) (2) Distributable earnings - Class A income taxes 10.2 (0.9) 0.9 (8.8) (23.7) Tax receivable agreement payments (15.3) (15.8) (16.4) (16.0) (14.6) Pro-forma distributable earnings - Class A $ 251.9 $ 192.8 $ 232.6 $ 285.7 $ 363.4 Add: Depreciation and amortization 4.6 4.7 4.8 4.8 5.1 Less: Changes in net working capital (0.8) (2.3) (2.9) 0.8 0.5 Less: Capital expenditures (6.0) (6.3) (6.6) (6.9) (7.3) Unlevered free cash flow - Class A $ - $ 249.6 $ 188.9 $ 228.0 $ 284.4 $ 361.7 Terminal Value $ - $ - $ - $ - $ - $ 4,360.8 Equity Value Value Per Class A Unit Sensitivity PV of Unlevered Free Cash Flows $ 931 Terminal Multiple PV of Terminal Value 2,518 10.0x 11.0x 12.0x 13.0x 14.0x Enterprise Value $ 3,450 10.0% $ 44.18 $ 47.33 $ 50.47 $ 53.62 $ 56.77 Class A Units (mm) 71.7 11.0% $ 42.42 $ 45.43 $ 48.44 $ 51.44 $ 54.45 Enterprise Value Per Unit $ 48.15 12.0% $ 40.75 $ 43.62 $ 46.50 $ 49.38 $ 52.25 (3) Net Debt (as of 12/31/18) (0.89) 13.0% $ 39.16 $ 41.91 $ 44.66 $ 47.41 $ 50.16 Value per Class A Unit $ 47.26 14.0% $ 37.65 $ 40.28 $ 42.91 $ 45.55 $ 48.18 3/1/19 OSLO Unit Price $ 42.97 Source: OSLO March 2019 5-Year Plan, as provided by OSLO management; public filings (1) Risk Free Rate, Size Premium, Equity Risk Premium, and Industry Premium sourced from Duff & Phelps Cost of Capital Navigator (2) In years where there are negative taxes, the amounts would not be a source of cash, but would instead create a tax shield for the subsequent year (3) Net Debt is equal to Class A unitholders’ proportionate share of debt obligations ($746M), plus preferred ($401M), less cash & cash equivalents ($461M) and U.S. Treasury and other securities ($547M) 20 Discount Rate

OSLO Discounted Cash Flow Analysis Illustrative Forecast Achievement Sensitivities • The illustrative analysis below shows the implied price per unit based on (a) various levels of annual achievement of forecasted Distributable Earnings attributable to the Class A units, ranging from 80% to 120%, (b) a range of terminal multiples applied to the forecasted Distributable Earnings attributable to the Class A units, and (c) a range of discount rates Pro-Forma Distributable Earnings – Class A ($Millions) % Achievement 2019P 2020P 2021P 2022P 2023P 80.0% $ 201.5 $ 154.2 $ 186.1 $ 228.5 $ 290.7 90.0% 2 26.7 173.5 209.3 2 57.1 327.1 100.0% 251.9 1 92.8 232.6 2 85.7 3 63.4 110.0% 277.1 2 12.1 255.9 314.2 3 99.7 120.0% 302.3 231.3 279.1 342.8 4 36.1 (1) (2) Value Per Class A Unit Sensitivity Value Per Class A Unit Sensitivity Annual Achievement of Pro-Forma Distributable Earnings - Class A Annual Achievement of Pro-Forma Distributable Earnings - Class A 80.0% 90.0% 100.0% 110.0% 120.0% 80.0% 90.0% 100.0% 110.0% 120.0% 10.0% $ 40.17 $ 45.32 $ 50.47 $ 55.63 $ 60.78 10.0x $ 32.92 $ 37.16 $ 41.40 $ 45.65 $ 49.89 11.0% $ 38.54 $ 43.49 $ 48.44 $ 53.38 $ 58.33 11.0x $ 35.26 $ 39.80 $ 44.33 $ 48.87 $ 53.41 12.0% $ 36.99 $ 41.75 $ 46.50 $ 51.25 $ 56.00 12.0x $ 37.60 $ 42.43 $ 47.26 $ 52.09 $ 56.92 13.0% $ 35.52 $ 40.09 $ 44.66 $ 49.23 $ 53.80 13.0x $ 39.95 $ 45.07 $ 50.19 $ 55.31 $ 60.43 14.0% $ 34.13 $ 38.52 $ 42.91 $ 47.31 $ 51.70 14.0x $ 42.29 $ 47.70 $ 53.12 $ 58.53 $ 63.95 Source: OSLO March 2019 5-Year Plan, as provided by OSLO management; public filings (1) Reflects terminal multiple of 12.0x (2) Reflects discount rate of 11.6% 21 Discount Rate Terminal MultipleOSLO Discounted Cash Flow Analysis Illustrative Forecast Achievement Sensitivities • The illustrative analysis below shows the implied price per unit based on (a) various levels of annual achievement of forecasted Distributable Earnings attributable to the Class A units, ranging from 80% to 120%, (b) a range of terminal multiples applied to the forecasted Distributable Earnings attributable to the Class A units, and (c) a range of discount rates Pro-Forma Distributable Earnings – Class A ($Millions) % Achievement 2019P 2020P 2021P 2022P 2023P 80.0% $ 201.5 $ 154.2 $ 186.1 $ 228.5 $ 290.7 90.0% 2 26.7 173.5 209.3 2 57.1 327.1 100.0% 251.9 1 92.8 232.6 2 85.7 3 63.4 110.0% 277.1 2 12.1 255.9 314.2 3 99.7 120.0% 302.3 231.3 279.1 342.8 4 36.1 (1) (2) Value Per Class A Unit Sensitivity Value Per Class A Unit Sensitivity Annual Achievement of Pro-Forma Distributable Earnings - Class A Annual Achievement of Pro-Forma Distributable Earnings - Class A 80.0% 90.0% 100.0% 110.0% 120.0% 80.0% 90.0% 100.0% 110.0% 120.0% 10.0% $ 40.17 $ 45.32 $ 50.47 $ 55.63 $ 60.78 10.0x $ 32.92 $ 37.16 $ 41.40 $ 45.65 $ 49.89 11.0% $ 38.54 $ 43.49 $ 48.44 $ 53.38 $ 58.33 11.0x $ 35.26 $ 39.80 $ 44.33 $ 48.87 $ 53.41 12.0% $ 36.99 $ 41.75 $ 46.50 $ 51.25 $ 56.00 12.0x $ 37.60 $ 42.43 $ 47.26 $ 52.09 $ 56.92 13.0% $ 35.52 $ 40.09 $ 44.66 $ 49.23 $ 53.80 13.0x $ 39.95 $ 45.07 $ 50.19 $ 55.31 $ 60.43 14.0% $ 34.13 $ 38.52 $ 42.91 $ 47.31 $ 51.70 14.0x $ 42.29 $ 47.70 $ 53.12 $ 58.53 $ 63.95 Source: OSLO March 2019 5-Year Plan, as provided by OSLO management; public filings (1) Reflects terminal multiple of 12.0x (2) Reflects discount rate of 11.6% 21 Discount Rate Terminal Multiple

Precedent Asset Manager Transactions Analysis ($Millions) Deal Enterprise Enterprise Value / Announce Value Acquired AUM Value LTM EBITDA LTM Revenue AUM Acquirer / Target Date ($M) (%) ($M) ($M) (x) (x) (%) Softbank Group Corporation / Fortress Investment Group 2/14/2017 $ 3,266 100% $ 69,627 $ 3,375 8.7x 3.4x 4.8% Virtus Investment Partners / RidgeWorth Holdings 12/16/2016 472 100% 4 0,234 472 9.9x 3.3x 1.2% Amundi / Pioneer Investments 12/12/2016 3,743 100% 234,390 3,743 11.4x n/a 1.6% Henderson Group / Janus Capital 10/3/2016 2,558 100% 194,700 2,558 10.9x 3.4x 1.3% F.A.B Partners / CIFC 8/19/2016 333 100% 14,000 333 7.5x 3.4x 2.4% Man Group / Numeric Holdings 6/19/2014 219 82% 14,700 268 5.7x 3.0x 1.8% TIAA-CREF / Nuveen Investments 4/14/2014 6,250 100% 220,504 6,250 12.7x 5.8x 2.8% Crestview Partners / Victory Capital Management 2/21/2013 246 100% 2 2,097 246 10.3x 2.2x 1.1% High 12.7x 5.8x 4.8% Low 5.7x 2.2x 1.1% Mean 9.6x 3.5x 2.1% Median 10.1x 3.4x 1.7% Implied Equity Value per Unit High $ 48.22 $ 5 2.19 $ 35.99 Low $ 2 1.18 $ 1 9.19 $ 7.59 Mean $ 3 6.37 $ 31.12 $ 15.36 Median $ 3 8.09 $ 30.04 $ 1 2.13 Source: Public filings, Company materials, Company press releases 22Precedent Asset Manager Transactions Analysis ($Millions) Deal Enterprise Enterprise Value / Announce Value Acquired AUM Value LTM EBITDA LTM Revenue AUM Acquirer / Target Date ($M) (%) ($M) ($M) (x) (x) (%) Softbank Group Corporation / Fortress Investment Group 2/14/2017 $ 3,266 100% $ 69,627 $ 3,375 8.7x 3.4x 4.8% Virtus Investment Partners / RidgeWorth Holdings 12/16/2016 472 100% 4 0,234 472 9.9x 3.3x 1.2% Amundi / Pioneer Investments 12/12/2016 3,743 100% 234,390 3,743 11.4x n/a 1.6% Henderson Group / Janus Capital 10/3/2016 2,558 100% 194,700 2,558 10.9x 3.4x 1.3% F.A.B Partners / CIFC 8/19/2016 333 100% 14,000 333 7.5x 3.4x 2.4% Man Group / Numeric Holdings 6/19/2014 219 82% 14,700 268 5.7x 3.0x 1.8% TIAA-CREF / Nuveen Investments 4/14/2014 6,250 100% 220,504 6,250 12.7x 5.8x 2.8% Crestview Partners / Victory Capital Management 2/21/2013 246 100% 2 2,097 246 10.3x 2.2x 1.1% High 12.7x 5.8x 4.8% Low 5.7x 2.2x 1.1% Mean 9.6x 3.5x 2.1% Median 10.1x 3.4x 1.7% Implied Equity Value per Unit High $ 48.22 $ 5 2.19 $ 35.99 Low $ 2 1.18 $ 1 9.19 $ 7.59 Mean $ 3 6.37 $ 31.12 $ 15.36 Median $ 3 8.09 $ 30.04 $ 1 2.13 Source: Public filings, Company materials, Company press releases 22

Premiums Paid Analysis

Closed Transactions Between $2B and $5B Since 1/1/16

- Reviewed 190 transactions with the following criteria to observe the premiums paid in public M&A transactions
  - Public targets; all industries; global basis
  - Transaction equity values between $2.0 billion and $5.0 billion
  - Transactions closed since January 1, 2016

Premium to Target Closing Price Prior to Announcement

Implied Equity Value Per Unit (based on 3/1/19 Unit Price)

	25th Percentile	Median	75th Percentile
1 Day Prior	$46.91	$50.83	$56.08
1 Week Prior	$47.76	$51.46	$56.17
1 Month Prior	$48.76	$53.56	$59.60



50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
9.2%
18.3%
30.5%
11.2%
19.8%
30.7%
13.5%
24.6%
38.7%
1 Day Prior
1 Week Prior
1 Month Prior
25th Percentile
Median
75th Percentile

Source: S&P Global Market Intelligence

SANDLER O'NEILL + PARTNERS 23

Premiums Paid Analysis (cont'd)

Acquisitions of Minority Stakes Since 1/1/16

- Reviewed 31 transactions with the following criteria to observe the premiums paid in public M&A transactions for minority stakes
  - Public targets; all industries; targets based in the United States and Canada
  - Transaction equity values greater than $100 million
  - Transactions involving the sale of less than 50% the target's equity
  - Transactions closed since January 1, 2016

Premium to Target Closing Price Prior to Announcement



Implied Equity Value Per Unit (based on 3/1/19 Unit Price)
$43.78
$45.47
$53.72
$44.50
$47.05
$56.50
$44.40
$48.90
$53.02
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
1.9%
5.8%
25.0%
3.6%
9.5%
31.5%
3.3%
13.8%
23.4%
1 Day Prior
1 Week Prior
1 Month Prior
25th Percentile
Median
75th Percentile

Source: S&P Global Market Intelligence

SANDLER O'NEILL + PARTNERS 24

IV. Proposed Future Liquidity for Management's/Founders’ Retained Equity and IncentivesIV. Proposed Future Liquidity for Management's/Founders’ Retained Equity and Incentives

Current Proposal for Future Liquidity of Management's/Founders' Retained Equity

Future Liquidity for Management Units Retained at Closing

- Each year starting January 2022, Group A owners[1] and Group B owners[2] may put up to 20% and 12.5%, respectively, of their OSLO Holdings units retained at Closing (collectively, the "OSLO Equity Interests")
  - The maximum percentage of the OSLO Equity Interests at Closing that BERLIN can be required to purchase is as follows:
    - 20% at first Liquidity Election Period (January 2022)
    - 25% at second Liquidity Election Period (January 2023)
    - 30% at third Liquidity Election Period (January 2024)
    - 35% at fourth Liquidity Election Period (January 2025) and thereafter
  - Consideration for such unit sale will be payable at the Current Equity Value (see next page for definition) in a combination of cash, BERLIN shares (subject to an effective registration statement), and three-year notes bearing an interest rate equal to the yield of the U.S. 5-Year Treasury Note plus 300 bps
    - No more than 50% of such payments may be satisfied with notes in respect of the first $500M of liquidity per year, and all payments thereafter may be satisfied in notes at BERLIN's sole discretion

Source: Term sheet (BERLIN Draft) dated 2/28/19

(1) Group A will be comprised of seven individuals: Howard Marks, Bruce Karsh, Jay Wintrob, John Frank, Sheldon Stone, Richard Masson, and Larry Keele

(2) Group B to be split between current and former employees

SANDLER O'NEILL + PARTNERS 26

Current Proposal for Future Liquidity of Management's/Founders' Retained Equity and Tax Receivable Agreement

Topic	Terms
Future Value of Management's/ Founders' Retained OSLO Units	• The Current Equity Value per OSLO Equity Interest unit will be calculated as (A*D + B*E + C)/F, where: – "A" is the average of Base Management Fee Earnings over the three fiscal years immediately preceding the applicable Liquidity Election Period[1]; Base Management Fee Earnings will equal management fees, less compensation and benefits, equity-based compensation[2], and general and administrative expenses – "B" is the average of incentive fee earnings over the three fiscal years immediately preceding the applicable Liquidity Election Period – "C" is the net asset value of OSLO's investments reported in its financial statements consistent with past practice, subject to an appropriate working capital adjustment[3] – "D" is 13.5x – "E" is 6.75x – "F" is the fully diluted number of equity interests in OSLO • After the 8th anniversary of Closing, BERLIN has the right to terminate this liquidity mechanism upon 36 months' notice
Tax Receivable Agreement	• The existing TRA will remain in place and be paid out pursuant to the TRA Agreement in accordance with the existing amortization schedule and with reference to the taxable income of OSLO Holdings • An amount of $66 million per year will be paid by BERLIN on the 1st, 2nd, and 3rd anniversary of Closing to TRA beneficiaries in satisfaction of TRA amounts created from future sales / exchanges of OSLO Holdings units (including TRA created from the initial transaction)

Source: Term sheet (BERLIN Draft) dated 2/28/19

(1) Except for the first Liquidity Election Period starting on January 1, 2022, when "A" shall be calculated as the average of Base Management Fee Earnings over the last two fiscal years

(2) Equals the number of shares issued to compensate employees in the year they are issued multiplied by the value of those shares; the value of such shares will (i) in respect of issuances during 2020 and 2021, be $49.00 and (ii) in all subsequent periods, be determined with reference to the Current Equity Value as determined under the Liquidity Mechanism for the immediately preceding year

(3) "C" is calculated as Cash and cash equivalents, plus U.S. Treasury and other securities, plus Corporate investments (100%), plus Accrued net carry (75%), minus Debt obligations, minus Capital attributable to OCG preferred unitholders; such definition will exclude any cash reserved for OSLO's GP undrawn capital commitments

SANDLER O'NEILL + PARTNERS 27

Current Proposal for Incentives • Following Closing, BERLIN will establish and fund a bonus pool (the “BERLIN Bonus Fund”) in a cumulative aggregate amount equal to [$150 million]. The bonuses to be paid will be funded by BERLIN BERLIN in equal annual installments over a period of no less than three years following Closing, Bonus and will be allocated to current employees in OSLO’s sole discretion. Payments from the bonus Fund pool will not impact the Liquidity Mechanism valuation Source: Term sheet (BERLIN Draft) dated 2/28/19 28Current Proposal for Incentives • Following Closing, BERLIN will establish and fund a bonus pool (the “BERLIN Bonus Fund”) in a cumulative aggregate amount equal to [$150 million]. The bonuses to be paid will be funded by BERLIN BERLIN in equal annual installments over a period of no less than three years following Closing, Bonus and will be allocated to current employees in OSLO’s sole discretion. Payments from the bonus Fund pool will not impact the Liquidity Mechanism valuation Source: Term sheet (BERLIN Draft) dated 2/28/19 28

Review of Future Liquidity Provisions and Incentives Illustrative NPV Analysis Based on Current Proposal (Magnitude of Equity Based Comp Remains Open Issue) (1) Assumptions Discount Rate Base Management Fee Earnings Multiple 13.50x Risk Free Rate 3.5% Incentive Fee Earnings Multiple 6.75x Plus: Size Premium 0.9% Risk Discount to Accrued Carry 25.0% Plus: Equity Risk Premium 5.5% Discount Rate 11.6% Plus: Industry Premium 1.7% Discount Rate 11.6% 1st Liquidity 2nd Liquidity 3rd Liquidity Election Election Election ($Millions) Period Period Period 2016A 2017A 2018A 2019P 2020P 2021P 2022P 2023P Base Management Fee Earnings Management Fees $ 847 $ 815 $ 790 $ 843 $ 951 $ 980 $ 1,105 $ 1,253 Less: Compensation and benefits (382) (382) (400) (427) (449) (472) (501) (537) (2) Less: Equity based compensation (50) (54) (57) (65) (72) (76) (82) (83) Less: General and administrative expenses (136) (132) (154) (152) (156) (162) (169) (173) Base Management Fee Earnings $ 279 $ 247 $ 180 $ 200 $ 274 $ 270 $ 354 $ 460 Applicable average of Base Management Fee Earnings $ 272 $ 299 $ 361 Applicable multiple 13.50x 13.50x 13.50x Value of Base Management Fee Earnings $ 3,673 $ 4,041 $ 4,879 Incentive Fee Earnings Incentives created $ 789 $ 642 $ 297 $ 702 $ 818 $ 993 $ 1,133 $ 1,224 Less: Incentives created compensation (464) (335) (149) (376) (437) (528) (598) (642) Incentive Fee Earnings $ 325 $ 307 $ 148 $ 326 $ 381 $ 465 $ 534 $ 582 Applicable average of Incentive fee earnings $ 391 $ 460 $ 527 Applicable multiple 6.75x 6.75x 6.75x Value of Incentive Fee Earnings $ 2,637 $ 3,106 $ 3,558 (3) Add: Balance Sheet NAV $ 3,223 $ 3,659 $ 4,090 Total Value $ 9,533 $ 10,806 $ 1 2,527 Total Units (mm) 157.1 157.1 157.1 Nominal Value Per Unit $ 60.68 $ 68.78 $ 79.74 NPV Per Unit $ 43.64 $ 44.33 $ 46.05 (4) BERLIN Bonus Fund 2 .04 2 .04 2 .04 Pro-Forma NPV Per Unit $ 45.68 $ 46.37 $ 48.09 Source: OSLO March 2019 5-Year Plan, as provided by OSLO management; public filings (1) Risk Free Rate, Size Premium, Equity Risk Premium, and Industry Premium sourced from Duff & Phelps Cost of Capital Navigator (2) For illustrative purposes, reflects OSLO’s projected equity based compensation (3) Reflects cash and cash equivalents, plus U.S. Treasury and other securities, plus corporate investments, plus accrued net carry (less 25% risk discount), less debt obligations, less preferred (4) For illustrative purposes, reflects the net present value of three equal annual installments of $50M for the $150M BERLIN Bonus Fund (allocable to unitholders of retained OSLO Holdings equity representing 59.3M units) 29Review of Future Liquidity Provisions and Incentives Illustrative NPV Analysis Based on Current Proposal (Magnitude of Equity Based Comp Remains Open Issue) (1) Assumptions Discount Rate Base Management Fee Earnings Multiple 13.50x Risk Free Rate 3.5% Incentive Fee Earnings Multiple 6.75x Plus: Size Premium 0.9% Risk Discount to Accrued Carry 25.0% Plus: Equity Risk Premium 5.5% Discount Rate 11.6% Plus: Industry Premium 1.7% Discount Rate 11.6% 1st Liquidity 2nd Liquidity 3rd Liquidity Election Election Election ($Millions) Period Period Period 2016A 2017A 2018A 2019P 2020P 2021P 2022P 2023P Base Management Fee Earnings Management Fees $ 847 $ 815 $ 790 $ 843 $ 951 $ 980 $ 1,105 $ 1,253 Less: Compensation and benefits (382) (382) (400) (427) (449) (472) (501) (537) (2) Less: Equity based compensation (50) (54) (57) (65) (72) (76) (82) (83) Less: General and administrative expenses (136) (132) (154) (152) (156) (162) (169) (173) Base Management Fee Earnings $ 279 $ 247 $ 180 $ 200 $ 274 $ 270 $ 354 $ 460 Applicable average of Base Management Fee Earnings $ 272 $ 299 $ 361 Applicable multiple 13.50x 13.50x 13.50x Value of Base Management Fee Earnings $ 3,673 $ 4,041 $ 4,879 Incentive Fee Earnings Incentives created $ 789 $ 642 $ 297 $ 702 $ 818 $ 993 $ 1,133 $ 1,224 Less: Incentives created compensation (464) (335) (149) (376) (437) (528) (598) (642) Incentive Fee Earnings $ 325 $ 307 $ 148 $ 326 $ 381 $ 465 $ 534 $ 582 Applicable average of Incentive fee earnings $ 391 $ 460 $ 527 Applicable multiple 6.75x 6.75x 6.75x Value of Incentive Fee Earnings $ 2,637 $ 3,106 $ 3,558 (3) Add: Balance Sheet NAV $ 3,223 $ 3,659 $ 4,090 Total Value $ 9,533 $ 10,806 $ 1 2,527 Total Units (mm) 157.1 157.1 157.1 Nominal Value Per Unit $ 60.68 $ 68.78 $ 79.74 NPV Per Unit $ 43.64 $ 44.33 $ 46.05 (4) BERLIN Bonus Fund 2 .04 2 .04 2 .04 Pro-Forma NPV Per Unit $ 45.68 $ 46.37 $ 48.09 Source: OSLO March 2019 5-Year Plan, as provided by OSLO management; public filings (1) Risk Free Rate, Size Premium, Equity Risk Premium, and Industry Premium sourced from Duff & Phelps Cost of Capital Navigator (2) For illustrative purposes, reflects OSLO’s projected equity based compensation (3) Reflects cash and cash equivalents, plus U.S. Treasury and other securities, plus corporate investments, plus accrued net carry (less 25% risk discount), less debt obligations, less preferred (4) For illustrative purposes, reflects the net present value of three equal annual installments of $50M for the $150M BERLIN Bonus Fund (allocable to unitholders of retained OSLO Holdings equity representing 59.3M units) 29

Review of Future Liquidity Provisions and Incentives (cont’d) Illustrative Forecast Achievement and Discount Rate Sensitivity • The illustrative analysis below shows the implied price per unit at the Third Liquidity Election Period (January 2024) based on (a) various levels of annual achievement of forecasted Base Management Fee Earnings and incentive fee earnings, ranging from 80% to 120% and (b) a range of discount rates – Illustrative analysis includes the incremental value related to the BERLIN Bonus Fund which is allocable to unitholders of retained OSLO Holdings equity Incentive Fee Earnings Base Management Fee Earnings ($Millions) ($Millions) % Achievement 2019P 2020P 2021P 2022P 2023P % Achievement 2019P 2020P 2021P 2022P 2023P 80.0% $ 159.7 $ 219.3 $ 216.0 $ 283.1 $ 368.3 80.0% $ 260.7 $ 304.9 $ 372.0 $ 427.5 $ 465.7 90.0% 1 79.7 246.8 243.0 3 18.5 414.3 90.0% 293.3 3 43.0 418.5 4 80.9 523.9 100.0% 1 99.7 274.2 270.0 353.9 460.3 100.0% 3 25.9 381.1 465.0 5 34.4 5 82.1 110.0% 219.6 3 01.6 2 96.9 3 89.3 5 06.4 110.0% 3 58.5 4 19.2 5 11.5 587.8 6 40.3 120.0% 2 39.6 3 29.0 3 23.9 4 24.7 552.4 120.0% 3 91.1 457.3 5 58.0 641.2 6 98.5 (1) Third Liquidity Election Period - NPV Per Unit Sensitivity % Achievement of Base & Incentive Fee Earnings Forecast 80.0% 90.0% 100.0% 110.0% 120.0% 10.0% $ 44.93 $ 48.26 $ 51.60 $ 54.93 $ 58.26 11.0% $ 43.00 $ 46.18 $ 49.37 $ 52.55 $ 55.74 12.0% $ 41.16 $ 44.21 $ 47.26 $ 50.30 $ 53.35 13.0% $ 39.43 $ 42.34 $ 45.26 $ 48.17 $ 51.08 14.0% $ 37.78 $ 40.57 $ 43.36 $ 46.14 $ 48.93 Source: OSLO March 2019 5-Year Plan, as provided by OSLO management; public filings (1) Includes net present value of BERLIN Bonus Fund 30 Discount RateReview of Future Liquidity Provisions and Incentives (cont’d) Illustrative Forecast Achievement and Discount Rate Sensitivity • The illustrative analysis below shows the implied price per unit at the Third Liquidity Election Period (January 2024) based on (a) various levels of annual achievement of forecasted Base Management Fee Earnings and incentive fee earnings, ranging from 80% to 120% and (b) a range of discount rates – Illustrative analysis includes the incremental value related to the BERLIN Bonus Fund which is allocable to unitholders of retained OSLO Holdings equity Incentive Fee Earnings Base Management Fee Earnings ($Millions) ($Millions) % Achievement 2019P 2020P 2021P 2022P 2023P % Achievement 2019P 2020P 2021P 2022P 2023P 80.0% $ 159.7 $ 219.3 $ 216.0 $ 283.1 $ 368.3 80.0% $ 260.7 $ 304.9 $ 372.0 $ 427.5 $ 465.7 90.0% 1 79.7 246.8 243.0 3 18.5 414.3 90.0% 293.3 3 43.0 418.5 4 80.9 523.9 100.0% 1 99.7 274.2 270.0 353.9 460.3 100.0% 3 25.9 381.1 465.0 5 34.4 5 82.1 110.0% 219.6 3 01.6 2 96.9 3 89.3 5 06.4 110.0% 3 58.5 4 19.2 5 11.5 587.8 6 40.3 120.0% 2 39.6 3 29.0 3 23.9 4 24.7 552.4 120.0% 3 91.1 457.3 5 58.0 641.2 6 98.5 (1) Third Liquidity Election Period - NPV Per Unit Sensitivity % Achievement of Base & Incentive Fee Earnings Forecast 80.0% 90.0% 100.0% 110.0% 120.0% 10.0% $ 44.93 $ 48.26 $ 51.60 $ 54.93 $ 58.26 11.0% $ 43.00 $ 46.18 $ 49.37 $ 52.55 $ 55.74 12.0% $ 41.16 $ 44.21 $ 47.26 $ 50.30 $ 53.35 13.0% $ 39.43 $ 42.34 $ 45.26 $ 48.17 $ 51.08 14.0% $ 37.78 $ 40.57 $ 43.36 $ 46.14 $ 48.93 Source: OSLO March 2019 5-Year Plan, as provided by OSLO management; public filings (1) Includes net present value of BERLIN Bonus Fund 30 Discount Rate

Review of Future Liquidity Provisions Illustrative NPV Analysis Based on Prior Proposal (Excludes Equity Based Comp Adjustment and BERLIN Bonus Fund) (1) Assumptions Discount Rate Base Management Fee Earnings Multiple 13.50x Risk Free Rate 3.5% Incentive Fee Earnings Multiple 6.75x Plus: Size Premium 0.9% Risk Discount to Accrued Carry 25.0% Plus: Equity Risk Premium 5.5% Discount Rate 11.6% Plus: Industry Premium 1.7% Discount Rate 11.6% 1st Liquidity 2nd Liquidity 3rd Liquidity Election Election Election ($Millions) Period Period Period 2016A 2017A 2018A 2019P 2020P 2021P 2022P 2023P Base Management Fee Earnings Management Fees $ 847 $ 815 $ 790 $ 843 $ 951 $ 980 $ 1,105 $ 1,253 Less: Compensation and benefits (382) (382) (400) (427) (449) (472) (501) (537) Less: General and administrative expenses (136) (132) (154) (152) (156) (162) (169) (173) Base Management Fee Earnings $ 329 $ 300 $ 237 $ 265 $ 346 $ 346 $ 436 $ 543 Applicable average of Base Management Fee Earnings $ 346 $ 376 $ 442 Applicable multiple 13.50x 13.50x 13.50x Value of Base Management Fee Earnings $ 4,669 $ 5,074 $ 5,963 Incentive Fee Earnings Incentives created $ 789 $ 642 $ 297 $ 702 $ 818 $ 993 $ 1,133 $ 1,224 Less: Incentives created compensation (464) (335) (149) (376) (437) (528) (598) (642) Incentive Fee Earnings $ 325 $ 307 $ 148 $ 326 $ 381 $ 465 $ 534 $ 582 Applicable average of Incentive fee earnings $ 391 $ 460 $ 527 Applicable multiple 6.75x 6.75x 6.75x Value of Incentive Fee Earnings $ 2,637 $ 3,106 $ 3,558 (2) Add: Balance Sheet NAV $ 3,223 $ 3,659 $ 4,090 Total Value $ 1 0,530 $ 1 1,839 $ 1 3,612 Total Units (mm) 157.1 157.1 157.1 Nominal Value Per Unit $ 67.02 $ 75.36 $ 86.64 NPV Per Unit $ 48.20 $ 48.57 $ 50.03 Source: OSLO 5-Year Plan, as provided by OSLO management; public filings (1) Risk Free Rate, Size Premium, Equity Risk Premium, and Industry Premium sourced from Duff & Phelps Cost of Capital Navigator (2) Reflects cash and cash equivalents, plus U.S. Treasury and other securities, plus corporate investments, plus accrued net carry (less 25% risk discount), less debt obligations, less preferred 31Review of Future Liquidity Provisions Illustrative NPV Analysis Based on Prior Proposal (Excludes Equity Based Comp Adjustment and BERLIN Bonus Fund) (1) Assumptions Discount Rate Base Management Fee Earnings Multiple 13.50x Risk Free Rate 3.5% Incentive Fee Earnings Multiple 6.75x Plus: Size Premium 0.9% Risk Discount to Accrued Carry 25.0% Plus: Equity Risk Premium 5.5% Discount Rate 11.6% Plus: Industry Premium 1.7% Discount Rate 11.6% 1st Liquidity 2nd Liquidity 3rd Liquidity Election Election Election ($Millions) Period Period Period 2016A 2017A 2018A 2019P 2020P 2021P 2022P 2023P Base Management Fee Earnings Management Fees $ 847 $ 815 $ 790 $ 843 $ 951 $ 980 $ 1,105 $ 1,253 Less: Compensation and benefits (382) (382) (400) (427) (449) (472) (501) (537) Less: General and administrative expenses (136) (132) (154) (152) (156) (162) (169) (173) Base Management Fee Earnings $ 329 $ 300 $ 237 $ 265 $ 346 $ 346 $ 436 $ 543 Applicable average of Base Management Fee Earnings $ 346 $ 376 $ 442 Applicable multiple 13.50x 13.50x 13.50x Value of Base Management Fee Earnings $ 4,669 $ 5,074 $ 5,963 Incentive Fee Earnings Incentives created $ 789 $ 642 $ 297 $ 702 $ 818 $ 993 $ 1,133 $ 1,224 Less: Incentives created compensation (464) (335) (149) (376) (437) (528) (598) (642) Incentive Fee Earnings $ 325 $ 307 $ 148 $ 326 $ 381 $ 465 $ 534 $ 582 Applicable average of Incentive fee earnings $ 391 $ 460 $ 527 Applicable multiple 6.75x 6.75x 6.75x Value of Incentive Fee Earnings $ 2,637 $ 3,106 $ 3,558 (2) Add: Balance Sheet NAV $ 3,223 $ 3,659 $ 4,090 Total Value $ 1 0,530 $ 1 1,839 $ 1 3,612 Total Units (mm) 157.1 157.1 157.1 Nominal Value Per Unit $ 67.02 $ 75.36 $ 86.64 NPV Per Unit $ 48.20 $ 48.57 $ 50.03 Source: OSLO 5-Year Plan, as provided by OSLO management; public filings (1) Risk Free Rate, Size Premium, Equity Risk Premium, and Industry Premium sourced from Duff & Phelps Cost of Capital Navigator (2) Reflects cash and cash equivalents, plus U.S. Treasury and other securities, plus corporate investments, plus accrued net carry (less 25% risk discount), less debt obligations, less preferred 31

V. AppendixV. Appendix

Selected Slide from Prior 2/19/19 Presentation to the Special Committee (Included Solely for Informational Purposes)

Preliminary Financial Analyses Summary – Implied Equity Value Per Unit


$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
Implied Equity Value Per Unit
Implied Median
Implied Mean
$51.00
$37.00
$43.30
$29.80
$45.49
$26.69
$49.71
$41.43
$55.18
$37.07
$59.35
$33.38
$62.24
$32.29
$48.22
$21.18
$52.19
$19.19
$54.61
$45.69
$58.11
$47.62
$53.14
$42.93
$51.65
$43.25
$48.25 (Current Offer)
$41.89 (2/15 Close)

Public Research	Comparable Companies Analysis[1]		Sum of the Parts Analysis	DCF Analysis				Precedent Transactions Analysis[1]		Premiums Paid Analysis (Transaction Values of $2B - $5B)		Premiums Paid Analysis (Acquisition of Minority Stakes)	
Analyst Price Targets	P / 2019E DE Per Share	P / 2020E DE Per Share	'19 FRE Multiple: 14x-18x	Exit Multiple: 10x-14x	% Achievement of PF DE Class A Forecast: 80%-120%			TEV / LTM EBITDA	TEV / LTM Revenue	1 Day Prior	1 Month Prior	1 Day Prior	1 Month Prior
			'19 Incentive Multiple: 6x-8x	Discount Rate: 10%-14%	Discount Rate: 10%-14%[2]	Exit Multiple: 10x-14x[3]				25th to 75th Percentile			

(1) Reflects high to low ranges of comparable companies and precedent transactions; subject to further review
(2) Reflects terminal multiple of 12.0x
(3) Reflects discount rate of 11.61%

SANDLER O'NEILL + PARTNERS 33